UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): June 22, 2005
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                            Capital Solutions I, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

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          Delaware                        0-9879                 13-2648442
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(State or Other Jurisdiction           (Commission              (IRS Employer
         of Incorporation)             File number)          Identification No.)

6915 Red Road, Suite 222, Coral Gables, Florida                   33143
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (305) 666-6565
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01.  Completion of Acquisition or Disposition of Assets

Short Form Merger

In a short-form merger consummated on June 22, 2005, Bedrock Holdings, Inc. ("Bedrock"), a wholly owned subsidiary of Capital Solutions I, Inc. (the "Company"), was merged with and into the Company.


                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Capital Solutions I, Inc.


Date: June 22, 2005                         By:/s/ CHRISTOPHER ASTROM
                                            -------------------------
                                            President